UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 18, 2022

CITRINE GLOBAL, CORP.

Delaware	000-55680	68-0080601
(State or Other Jurisdiction	(commission	(IRS Employer
Of incorporation)	File Number)	Identification Number)

4 Haogen Street, Herzelia Israel	4655102
(Address of Principal Executive Offices)	(Area Code)

+ (972) 73 7600341

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 18, 2022, Citrine Global Corp’s (the “Company”) majority owned subsidiary, Cannovation Center Israel Ltd. (“Cannovation”) ,and Intelicanna Ltd. (“Intelicanna”), entered into a binding memorandum of understanding (the “MOU”) pursuant to which Intelicanna is to market and sell Cannovation’s proprietary “Green Side by Side” products line in Israel.

The “Green Side by Side” products line contains natural & herbal formulas from researched and science-based plants arriving in multiple form factors, including oral sprays, capsules , tablets, herbal extracts, and more, and to be offered as complementary products to medical cannabis patients.

The “Green Side by Side” products line is part of Cannovation’s strategy to bring to market plant-based wellness and pharma innovation and products based on research and development. As previously disclosed, in October 2021, a Provisional Patent Application No: 63/257,673 for “PHARMACEUTICAL COMPOSITIONS AND METHODS FOR THE TREATMENT OF SIDE-EFFECTS ASSOCIATED WITH THE USE OF CANNABIS, CANNABINOIDS AND RELATED PRODUCTS”.

Intelicanna is a public company traded on the Tel Aviv Stock Exchange and engaged in plant genetics, agro technologies, product development, and sales & marketing of medical cannabis products.

Under the MOU, Intelicanna was granted exclusive marketing and distribution rights in Israel on a trial basis for six months. The parties contemplate that the “Green Side by Side” products line will be offered as complementary products to medical cannabis patients. The “Green Side by Side” products do not include any cannabis, cannabinoid, or cannabis-related components and are manufactured and approved for use as food supplements under the GMP standard of the Israeli Ministry of Health.

Following the six months period, the parties contemplate entering a successive agreement relating to additional collaboration options. Under the MOU Cannovation will sell to Intelicanna the “Green Side by Side” products line as agreed upon fixed prices, which may be adjusted from time to time, as needed. The MOU also contains provisions typical in transactions of this nature including confidentiality, retention of rights to intellectual property and other related matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citrine Global, Corp

By:	/s/ Ora Elharar Soffer
Name:	Ora Elharar Soffer
Title:	Chairperson of the Board and CEO

Date: January 20, 2022